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                                   EXHIBIT 4.1

                   [ELECTRONICS BOUTIQUE HOLDINGS CORP. LOGO]


                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                        [GRAPHIC]                [GRAPHIC]
                      COMMON STOCK           CUSIP 286045 10 9
                    SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

                               THIS CERTIFIES that


                                 is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK.
                         PAR VALUE $.01 PER SHARE, OF


ELECTRONICS BOUTIQUE HOLDINGS CORP. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated:


              [ELECTRONICS BOUTIQUE HOLDINGS CORP. CORPORATE SEAL]
/s/ John R. Panichello                           /s/ Joseph J. Firestone
SECRETARY                                                PRESIDENT


                          COUNTERSIGNED AND REGISTERED:
                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                          TRANSFER AGENT AND REGISTRAR

                               AUTHORIZED SIGNATURE



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                       ELECTRONICS BOUTIQUE HOLDINGS CORP.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL OR SUMMARY STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                 CUSTODIAN

                        (Cust)                          (Minor)

                          under Uniform Gifts to Minors

                                       Act

                                     (State)

Additional abbreviations may also be used though not in the above list.

For value received,                   HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee


SHARES
of the common stock represented by the within Certificate, and do hereby IRREVOCABLY CONSTITUTE AND APPOINT
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


DATED
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

    SIGNATURE(S) GUARANTEED:
    BY
    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.